UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2015

IHEARTMEDIA CAPITAL I, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-158279-36	27-0263715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 19, 2015, iHeartMedia, Inc., our indirect parent, and Clear Channel Outdoor Holdings, Inc., our indirect subsidiary, issued press releases announcing their financial results for the quarter and year ended December 31, 2014. Copies of the press releases are furnished herewith as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by iHeartMedia, Inc. on February 19, 2015 (incorporated by reference to Exhibit 99.1 to iHeartMedia, Inc.’s Current Report on Form 8-K filed on February 19, 2015)

99.2	Press Release issued by Clear Channel Outdoor Holdings, Inc. on February 19, 2015 (incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on February 19, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA CAPITAL I, LLC

Date: February 19, 2015	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and
Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by iHeartMedia, Inc. on February 19, 2015 (incorporated by reference to Exhibit 99.1 to iHeartMedia, Inc.’s Current Report on Form 8-K filed on February 19, 2015)

99.2	Press Release issued by Clear Channel Outdoor Holdings, Inc. on February 19, 2015 (incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on February 19, 2015)